                                                                    EXHIBIT 10.1



                        SECOND AMENDMENT TO THE AMENDED
                         AND RESTATED CREDIT AGREEMENT


                           dated as of May 19, 1999


                                     among

                           Vintage Petroleum, Inc.,
                               as the Borrower,

                                      and

                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,

                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,
                           as administrative agent,

                              NATIONSBANK, N.A.,
                             as syndication agent,

                                      and

                      SOCIETE GENERALE, SOUTHWEST AGENCY,
                            as documentation agent.


                               Bank of Montreal
                                  as Arranger

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 19, 1999 (the "Second Amendment"), among VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), NATIONSBANK, N.A., as syndication agent, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent, and BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("Bank of Montreal"), as administrative agent (the "Agent") for the Lenders.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and each of the Lenders have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of October 21, 1998 which has been amended by that certain First Amendment to the Amended and Restated Credit Agreement, dated as of December 10, 1998 (as so amended the "Credit Agreement"); and

     WHEREAS, the Borrower, the Agent and the Lenders now intend to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Borrower, the Agent and the Lenders agree as follows:

     SECTION   Defined Terms.  Terms defined in the Credit Agreement are used in this Second Amendment with the same meaning, unless otherwise indicated.

     SECTION   Amendments to Credit Agreement.

     A. The definitions of "Base Rate Applicable Margin", "LIBO Rate Applicable Margin", and "Revolving Loan Letter of Credit Applicable Margin" appearing in Section 1.1 of the Credit Agreement are each hereby amended and restated to read as follows:

          "Base Rate Applicable Margin" means (a) on any date for which it is determined and on which the outstanding principal balance of Senior Debt, including any Term Loans, shall be less than or equal to the Borrowing Base then in effect, zero percent (0%); and (b) on any date on which the outstanding principal balance of Senior Debt, including all Loans, exceeds the Borrowing Base then in effect, three-quarters of one percent (.750%).

          "LIBO Rate Applicable Margin" means (a) on any date for which it is determined prior to the Revolving Period Commitment Termination Date and on which the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Revolving Loans outstanding, to the Borrowing Base then in effect shall equal those ratios set forth below, the percentage set forth opposite such ratio:

     Ratio of Senior Debt                              LIBO Rate
       to Borrowing Base                           Applicable Margin
     --------------------                          -----------------

     Greater than 95%                                   2.000%

     Greater than 80% and less than or
      equal to 95%                                      1.750%

     Greater than 60% and less than or
      equal to 80%                                      1.450%

     Greater than 40% and less than or
      equal to 60%                                      1.200%

     Less than or equal to 40%                           .875%

     (b) on any date after the Revolving Period Commitment Termination Date, two percent (2.000%); and (c) on any date on which the aggregate outstanding principal balance of Senior Debt, including all Loans, exceeds the Borrowing Base then in effect, two and one-quarter of one percent (2.250%). Changes in the LIBO Rate Applicable Margin shall occur automatically with a change in such ratio of the Senior Debt to the Borrowing Base.

          "Revolving Loan Letter of Credit Applicable Margin" means (a) on any date for which it is determined prior to the Revolving Period Commitment Termination Date and on which the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Revolving Loans outstanding, to the Borrowing Base then in effect shall equal those ratios set forth below, the percentage set forth opposite such ratio:

     Ratio of Senior Debt                          Letter of Credit
       to Borrowing Base                           Applicable Margin
     --------------------                          -----------------

     Greater than 95%                                   2.000%

     Greater than 80% and less than or
      equal to 95%                                      1.750%

     Greater than 60% and less than or
      equal to 80%                                      1.450%

     Greater than 40% and less than or
      equal to 60%                                      1.200%

     Less than or equal to 40%                           .875%

     (b) on any date after the Revolving Period Commitment Termination Date, two percent (2.000%); and (c) on any date on which the aggregate outstanding principal balance of Senior Debt, including all Loans, exceeds the Borrowing Base then in effect, two and one-quarter of one percent (2.250%). Changes in the Revolving Loan Letter of Credit Applicable Margin shall occur automatically with a change in such ratio of the Senior Debt to the Borrowing Base.

     B. Section 7.2.2 is hereby amended by deleting the word "and" appearing immediately before the subsection reference (s), deleting subsection (s) and by adding the following clauses (s) and (t) at the end of such Section before the period:

     "; (s) the Borrower's outstanding $150,000,000 9 3/4% Senior Subordinated Notes Due 2009; and (t) Indebtedness of the Borrower in an aggregate outstanding amount not to exceed $50,000,000, plus premium and interest, to be issued on or before December 31, 1999; provided such Indebtedness (i) is subordinated in right of payment to the payment in full in cash of all Obligations, upon terms similar to those in Borrower's $150,000,000 9% Senior Subordinated Notes Due 2005 and Borrower's $100,000,000 8 5/8 Senior Subordinated Notes Due 2009 (the "Existing Subordinated Debt"), (ii) has terms, provisions, covenants and events of default not materially more restrictive than the Borrower's Existing Subordinated Debt, (iii) has no scheduled principal payments due sooner than nine years from the date of issuance and (iv) bears interest at a coupon rate of 10% or less".

     C. Section 2.7.1 is hereby amended by adding the following sentence at the end of such section following the period:

     "As of the date of the issuance of the subordinated Indebtedness referred to in Section 7.2.2(t), the then Borrowing Base shall be reduced by an amount equal to 60% of the principal amount of such subordinated Indebtedness".

     D. Section 3.3.1 of the Credit Agreement is hereby amended and restated to read as follows:

          SECTION 3.3.1 Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on May 19, 1999 and continuing through the Revolving Period Commitment Termination Date, a commitment fee at the rate of (i) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is greater than 80%, .425% per annum, (ii) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is greater than 60%, but less than or equal to 80%, .375% per annum and (iii) during all other periods .250% per annum, on such Lender's Percentage of the average daily unused portion of the Revolving Period Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing on September 1, 1999, and ending on the Revolving Period Commitment Termination Date.

     E. Section 3.3.3 of the Credit Agreement is hereby amended by deleting subsection (ii) thereof and replacing it with the following in lieu thereof:

     "1.500% on the outstanding face amount of the Bolivian Letter of Credit until May 19, 1999 and 1.750% thereafter".

     F. Section 7.2.11 is hereby amended (i) by replacing the reference to "clause (b), (p), (r) or (s) of Section 7.2.2" with "clause (b), (p), (r), (s) or (t) of Section 7.2.2" and (ii) by replacing each reference to "clause (p),
(r) or (s) of Section 7.2.2" with "clause (p), (r), (s) or (t) of Section
7.2.2".

     SECTION 3. Borrowing Base. The Borrower, the Agent and the Lenders hereby agree that the amount of the Borrowing Base shall be as set forth in a letter agreement between the Borrower and the Agent dated May 19, 1999.

     SECTION 4. Reaffirmation of Credit Agreement. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 5. Effectiveness. This Second Amendment shall become effective as of May 19, 1999 (including the changes in pricing in Section 2.A. hereof, therefore any interest, fees or other payments accrued on or after, but not before May 19, 1999 shall be at the rates set forth in this Second Amendment) when Agent shall have received counterparts hereof duly executed by Borrower, Applicable Lenders and Agent (or, in the case of any party as to which an executed counterpart shall not have been received, facsimile, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 6. Severability. Any provision of this Second Amendment, the Credit Agreement as amended by this Second Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Second Amendment, the Credit Agreement as amended by this Second Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 7. Headings. The various headings of this Second Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

     SECTION 8. Execution in Counterparts, Effectiveness, etc. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the different parties on different counterparts and be deemed to be an original and all of which shall constitute together but one and the same Second Amendment.

     SECTION 9. Governing Law; Entire Agreement. THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Second Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     THIS WRITTEN SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     SECTION 10. Successors and Assigns. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (ii) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.


     SECTION 11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH

LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 12. Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS SECOND AMENDMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the requisite parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written and shall be effective as of such date.

                                        VINTAGE PETROLEUM, INC.


                                        By:  /s/  William C. Barnes
                                           -------------------------------------
                                           William C. Barnes,
                                           Executive Vice President and
                                           Chief Financial Officer

                                        Address:    4200 One Williams Center
                                                    Tulsa, Oklahoma 74172

                                        Facsimile No.: (918) 584-7282

                                        Attention:  William C. Barnes,
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer

                              BANK OF MONTREAL
                               acting through its U.S. branches
                               and agencies, including initially
                               its Chicago, Illinois branch,
                               as Agent


                              By:  /s/ Sara Teasdale
                                 -----------------------------------------------
                              Name:   Sara Teasdale
                              Title:  Director

                              Address: 115 South LaSalle Street, 11th Floor West
                                       Chicago, Illinois  60603

                              Facsimile No.: (312) 750-3456


                              Attention:  Terri Perez-Ford, Specialist


                              with copy to:

                              Bank of Montreal
                              Houston Agency
                              700 Louisiana Street
                              4400 NationsBank Center
                              Houston, Texas  77002

                              Facsimile No.:  (713) 223-4007


                              Attention:  Brian Otis, Associate

                              LENDERS:

                              BANK OF MONTREAL, as Lender


                              By:  /s/  Melissa A. Bauman
                                   ---------------------------------------------
                              Name:   Melissa A. Bauman
                              Title:  Director

                              Domestic
                              Office:  115 South LaSalle Street
                                       11th Floor West
                                       Chicago, Illinois  60603

                              Facsimile No. (312) 750-3456


                              Attention:  Terri Perez-Ford, Specialist


                              LIBOR
                              Office:  115 South LaSalle Street
                                       Chicago, Illinois  60603

                              Facsimile No.: (312) 750-3456


                              Attention:  Terri Perez-Ford, Specialist



                              with copy to:

                              Bank of Montreal
                              Houston Agency
                              700 Louisiana Street
                              4400 NationsBank Center
                              Houston, Texas  77002

                              Facsimile No.:  (713) 223-4007


                              Attention: Brian Otis, Associate

                              ABN AMRO BANK N.V.,
                               as Lender and Co-Agent


                              By:  /s/  Robert J. Cunningham
                                   ---------------------------------------------
                              Name:   Robert J. Cunningham
                              Title:  Group Vice President


                              By:  /s/ Jamie A. Conn
                                   ---------------------------------------------
                              Name:
                              Title:

                              Domestic
                              Office:  208 South LaSalle, Suite 1500
                                       Chicago, IL 60604-1003

                              Facsimile No. (312) 992-5157

                              Attention:  Loan Administration

                              LIBOR
                              Office:  208 South LaSalle, Suite 1500
                                       Chicago, IL 60604-1003

                              Facsimile No.: (312) 992-5111

                              Attention:  Credit Administration

                              with a copy to:

                              ABN Amro Bank N.V.
                              Three Riverway, Suite 1700
                              Houston, TX 77056

                              Facsimile: (713) 961-1699

                              Attention:   Robert J. Cunningham

                              BANKBOSTON, N.A.,
                               as Lender and Co-Agent


                              By:  /s/  Terrence Ronan
                                   ---------------------------------------------
                              Name:    Terrence Ronan
                              Title:   Director

                              Domestic
                              Office:  100 Federal Street
                                       MS 01-08-04
                                       Boston, MA 02110

                              Facsimile No. (617) 434-3652

                              Attention:  Allison Rossi

                              LIBOR
                              Office:  100 Federal Street
                                       MS 01-08-04
                                       Boston, MA 02110

                              Facsimile No.: (617) 434-3652

                              Attention:  Allison Rossi

                              THE BANK OF NEW YORK,
                               as Lender


                              By:  /s/  Raymond J. Palmer
                                   ---------------------------------------------
                              Name:    Raymond J. Palmer
                              Title:   Vice President

                              Domestic
                              Office:  One Wall Street
                                       New York, NY 10286

                              Facsimile No.:  (212) 635-7923

                              Attention:  Ray Palmer

                              LIBOR
                              Office:  One Wall Street
                                       New York, NY 10286

                              Facsimile No.: (212) 635-7923

                              Attention:  Ray Palmer

                              THE BANK OF NOVA SCOTIA,
                               as Lender and Lead Manager


                              By:  /s/  F.C.H. Ashby
                                   ---------------------------------------------
                              Name:   F.C.H. Ashby
                              Title:  Senior Manager - Loan Operations

                              Domestic
                              Office: The Bank of Nova Scotia, Atlanta Office 600 Peachtree Street, N.E.
                                       Suite 2700
                                       Atlanta, GA  30308

                              Facsimile No. (404) 888-8998
                              Attention:  Cleve Bushey

                              LIBOR
                              Office: The Bank of Nova Scotia, Atlanta Office 600 Peachtree Street, N.E.
                                       Suite 2700
                                       Atlanta, GA  30308

                              Facsimile No.: (404) 888-8998
                              Attention:  Cleve Bushey

                              with a copy to:

                              The Bank of Nova Scotia
                              1100 Louisiana Street, Suite 3000
                              Houston, TX  77002

                              Attention: Spencer Smith

                              BANK OF OKLAHOMA,
                              NATIONAL ASSOCIATION, as Lender



                              By:  /s/  Michael M. Coats
                                   ---------------------------------------------
                              Name:    Michael M. Coats
                              Title:   Senior Vice President

                              Domestic
                              Office:  One Williams Center, 8th Floor
                                       Tulsa, OK  74172

                              Facsimile No.:  (918) 588-6880

                              Attention:  Michael Coats

                              LIBOR
                              Office:  One Williams Center, 8th Floor
                                       Tulsa, OK  74172

                              Facsimile No.: (918) 588-6880

                              Attention:  Michael Coats

                              PARIBAS,
                               as Lender and Co-Agent


                              By:  /s/  A. David Dodd
                                   ---------------------------------------------
                              Name:    A. David Dodd
                              Title:   Vice President


                              By:  /s/  Barton D. Schouest
                                   ---------------------------------------------
                              Name:    Barton D. Schouest
                              Title:   Managing Director

                              Domestic
                              Office:  1200 Smith Street, Suite 3100
                                       Houston, TX  77002

                              Facsimile No. (713) 659-3832

                              Attention:  Leah Evans-Hughes

                              LIBOR
                              Office:  1200 Smith Street, Suite 3100
                                       Houston, TX  77002

                              Facsimile No. (713) 659-3832

                              Attention:  Leah Evans-Hughes

                              CHASE BANK OF TEXAS,
                               as Lender and Co-Agent


                              By:  /s/  Donna J. German
                                   ---------------------------------------------
                              Name:   Donna J. German
                              Title:  Managing Director

                              Domestic
                              Office:  2200 Ross Avenue, 3rd Floor
                                       Dallas, TX 75201

                              Facsimile No. (214) 965-2671

                              Attention:  Debbie Sowards

                              LIBOR
                              Office:  2200 Ross Avenue, 3rd Floor
                                       Dallas, TX 75201

                              Facsimile No.: (214) 965-2671

                              Attention:  Debbie Sowards

                         CHRISTIANIA BANK OG KREDITKASSE ASA,
                          as Lender


                         By:  /s/  William S. Phillips  /s/  Peter M. Dodge
                              --------------------------------------------------
                         Name:     William S. Phillips     Peter M. Dodge
                         Title:    First Vice President    Senior Vice President

                         Domestic
                         Office:  New York Branch
                                  11 West 42nd Street
                                  New York, NY 10036

                         Facsimile No.  (212) 827-4888

                         Attention: Peter Dodge

                         LIBOR
                         Office:  New York Branch
                                  11 West 42nd Street
                                  New York, NY 10036

                         Facsimile No.: (212) 827-4888

                         Attention: Peter Dodge

                              CREDIT LYONNAIS,
                              as Lender


                              By:  /s/  Philippe Sousua
                                   ---------------------------------------------
                              Name:   Philippe Sousua
                              Title:  Senior Vice President

                              Domestic
                              Office:  Credit Lyonnais New York Branch
                                       1301 Avenue of the Americas
                                       New York, NY 10019

                              Facsimile No.  (713) 751-0307

                              Attention: Christine Smith-Byerly
                                         Credit Lyonnais Houston
                                         Representative Office

                              LIBOR
                              Office:  Credit Lyonnais New York Branch
                                       1301 Avenue of the Americas
                                       New York, NY 10019

                              Facsimile No.:  (713) 751-0307

                              Attention: Christine Smith-Byerly
                                         Credit Lyonnais Houston
                                         Representative Office

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Lender and Co-Agent


                              By:  /s/  Mynan C. Feldman
                                   ---------------------------------------------
                              Name:   Mynan C. Feldman
                              Title:  Officer

                              Domestic
                              Office:  1717 Main Street, 4th Floor
                                       Dallas, TX 75201

                              Facsimile No. (214) 290-6842

                              Attention: Mynan C. Feldman

                              LIBOR
                              Office:  One First National Plaza
                                       Chicago, IL  60670

                              Facsimile No.:  (312) 732-4840

                              Attention: Kathy Murphy

                              with copy to:

                              Mr. Robert Long
                              First Chicago NBD
                              One National Plaza
                              20th Floor, Suite 0573
                              Chicago, IL 60670

                              Facsimile No.:  (312) 732-5144

                              FIRST UNION NATIONAL BANK,
                              as Lender and Lead Manager


                              By:  /s/  Robert R. Wetteroff
                                   ---------------------------------------------
                              Name:   Robert R. Wetteroff
                              Title:  Senior Vice President

                              Domestic
                              Office:  301 South College Street
                                       Charlotte, NC 28288

                              Facsimile No. (713) 650-6354

                              Attention: David E. Humphreys

                              LIBOR
                              Office:  301 South College Street
                                       Charlotte, NC 28288

                              Facsimile No.: (713) 650-6354

                              Attention: David E. Humphreys

                              MEES PIERSON CAPITAL CORP.,
                              as Lender and Lead Manager


                              By:  /s/  Darrell W. Holley
                                   ---------------------------------------------
                              Name:   Darrell W. Holley
                              Title:  Senior Vice President


                              By:  /s/  Karel Louman
                                   ---------------------------------------------
                              Name:   Karel Louman
                              Title:  Managing Director


                              Domestic
                              Office:  MeesPierson Capital Corp.
                                       300 Crescent Court, Suite 1750
                                       Dallas, Texas 75201

                              Facsimile No. (214) 754-5981

                              Attention: Yolanda Dittmar/Angela Pross

                              LIBOR
                              Office:  MeesPierson Capital Corp.
                                       300 Crescent Court, Suite 1750
                                       Dallas, Texas 75201

                              Facsimile No. (214) 754-5981

                              Attention: Yolanda Dittmar/Angela Pross

                              Wiring
                              Instructions:  Chase Manhattan Bank
                                             ABA #021000021
                                             Credit to: MeesPierson New York
                                             Agency
                                             Acct.#001-1-624418
                                             For further Credit: MeesPierson
                                             Capital Corp.
                                             Ref:  Vintage Petroleum, Inc.
                                             Acct.#:  100980360

                              NATEXIS Banque BFCE,
                              as Lender


                              By:  /s/  N. Eric Ditges
                                   ---------------------------------------------
                              Name:   N. Eric Ditges
                              Title:  Assistant Vice President


                              By:  /s/  Timothy L. Polvado
                                   ---------------------------------------------
                              Name:   Timothy L. Polvado
                              Title:  Vice President

                              Domestic
                              Office:  NATEXIS Banque
                                       Southwest Representative Office
                                       333 Clay Street, Suite 4340
                                       Houston, TX 77002

                              Facsimile No.  (713) 759-9908

                              Attention: Eric Ditges

                              LIBOR
                              Office:  NATEXIS Banque
                                       Southwest Representative Office
                                       333 Clay Street, Suite 4340
                                       Houston, TX 77002

                              Facsimile No.: (713) 759-9908

                              Attention: Tanya McAllister

                              with a copy to:

                              NATEXIS Banque
                              New York Branch
                              645 5th Avenue, 20th Floor
                              New York, NY 10022

                              Facsimile No.: (212) 872-5045
                              Attention: Joan Rankine

                              NATIONSBANK, N.A.
                              as Lender and Syndication Agent


                              By:  /s/  Denise A. Smith
                                   ---------------------------------------------
                              Name:   Denise A.Smith
                              Title:  Senior Vice President

                              Domestic
                              Office:  901 Main Street, 64th Floor
                                       Dallas, TX 75202

                              Facsimile No. (214) 508-1285

                              Attention: Denise Smith

                              LIBOR
                              Office:  901 Main Street, 64th Floor
                                       Dallas, TX 75202

                              Facsimile No.: (214) 508-1285

                              Attention: Denise Smith

                              with copy to:

                              901 Main Street, 14th Floor
                              Dallas, Texas 75202

                              Facsimile No.:  (214) 508-1215

                              Attention:  Betty Canales

                              THE SANWA BANK LIMITED,
                              as Lender and Lead Manager


                              By:  /s/  C. Lawrence Murphy
                                   ---------------------------------------------
                              Name:   C. Lawrence Murphy
                              Title:

                              Domestic
                              Office:  55 East 52nd Street, 26th Floor
                                       New York, NY 10055


                              Facsimile No. (212) 754-2360

                              Attention: C. Lawrence Murphy

                              LIBOR
                              Office:  55 East 52nd Street, 26th Floor
                                       New York, NY 10055

                              Facsimile No.: (212) 754-2360

                              Attention: C. Lawrence Murphy

                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                              as Lender and Documentation Agent


                              By:  /s/  Richard A. Erbert
                                   ---------------------------------------------
                              Name:   Richard A. Erbert
                              Title:  Vice President

                              Domestic
                              Office:  4800 Trammell Crow Center
                                       2001 Ross Avenue
                                       Dallas, Texas 75201

                              Facsimile No. (214) 754-0171

                              Attention: Loan Operations

                              LIBOR
                              Office:  4800 Trammell Crow Center
                                       2001 Ross Avenue
                                       Dallas, Texas 75201

                              Facsimile No.: (214) 754-0171

                              Attention: Loan Operations

                              with copy to:

                              Societe Generale, Southwest Agency
                              1111 Bagby, Suite 2020
                              Houston, Texas 77002

                              Facsimile No.  (713) 650-0824

                              Attention: Richard A. Erbert

                              UNION BANK OF CALIFORNIA, N.A.,
                              as Lender and Lead Manager


                              By:  /s/  John A. Clark
                                   ---------------------------------------------
                              Name:   John A. Clark
                              Title:  Vice President

                              Domestic
                              Office:  500 North Akard St. #4200
                                       Dallas, Texas 75201

                              Facsimile No.  (214) 922-4209

                              Attention: Gary Shekerjian

                              LIBOR
                              Office:  Energy Capital Services
                                       445 S. Figueroa Street, 15th Floor
                                       Los Angeles, CA 90071

                              Facsimile No.:  (213) 236-4096

                              Attention: Patricia Gonzales